                                STOCK OPTION AGREEMENT

     This Stock Option Agreement (this "Agreement") is dated as of August 16, 1995 between Uniquip Corporation, a Delaware corporation (the "Corporation") and Harbour Group Investments III, L.P., a Delaware limited partnership (the "Optionee").

                                W I T N E S S E T H :

     WHEREAS, the Optionee is the holder of more than eighty percent of the issued and outstanding common stock, par value $.01 per share (the "Common Stock"), of the Corporation; and

     WHEREAS, on or after the date hereof, the Corporation will issue and sell up to fifty thousand (50,000) newly issued shares of Common Stock to executive employees of the Corporation;

     NOW, THEREFORE, in consideration of the mutual covenants and conditions herein contained, and other good and valuable consideration, the parties hereto agree as follows:

     1. GRANT OF OPTION. The Corporation hereby grants the Optionee, subject to the terms and conditions herein set forth, a transferable option (the "Option") to purchase up to an aggregate fifty thousand (50,000) shares of the Common Stock the Option Shares for a price of six dollars and thirty-five cents ($6.35) per Option Share (the "Option Price").

     2. TERMS AND CONDITIONS. It is understood and agreed that the Option evidenced hereby is subject to the following terms and conditions:

         (a) EXERCISE DATE. The Option may be exercised by the Optionee at any time or from time to time the Corporation as to a number of Option Shares equal to the excess of (i) fifty thousand (50,000) shares, over (ii) the sum of
(A) the aggregate number of shares of the

Common Stock issued and outstanding at the time of any exercise of the Option to officers, directors or other executives of the Corporation and its subsidiaries, or their respective transferees pursuant to agreements with respect to purchase, transfer and sale of such shares between the Corporation and such executives, and (B) the number of shares of the Common Stock with respect to which the Option has previously been validly exercised.

         (b) NOTICE OF EXERCISE. In the event the Optionee desires to exercise the Option with respect to all or any portion of the Option Shares as to which it is at the time exercisable, the Optionee shall give written notice (the "Notice") to the Corporation specifying the number of such Option Shares as to which the Option is being exercised.

         (c) PAYMENT OF PURCHASE PRICE UPON EXERCISE. At the time of any exercise, the purchase price of the Option Shares as to which the Option shall be exercised shall be paid in full to the Corporation by delivery of (i) an amount of cash equal to not less than the par value of such Option Shares and
(ii) the Optionee's promissory note in the amount of the balance of such purchase price, payable upon demand to the order of the Corporation and in form reasonably satisfactory to the Corporation and its counsel.

         (d) TRANSFERABILITY. The Option granted hereby shall be transferable by the Optionee without restriction.

         (e) ADJUSTMENTS. In the event of any change in the shares of the Common Stock of the Corporation by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, then in any such event the number and kind of the Option Shares subject to the Option and their purchase price per Option Share shall be appropriately adjusted consistent with such change in such manner as the Board of Directors of the Corporation may deem equitable to prevent dilution or enlargement of the rights granted to the Optionee hereunder. Any adjustment so made shall be final and binding upon the Optionee.

         (f) COMPLIANCE WITH LAW AND REGULATIONS. The Option granted hereby and the obligations of the Corporation to sell and deliver the Option Shares hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of the Common Stock prior to the completion of any registration or qualification of such shares under any federal or state law, or any rule or regulation of any government agency which the Board of Directors of the Corporation shall, in its sole discretion, determine to be necessary or advisable. Moreover, the Option may not be exercised if its exercise, or the receipt of shares of the Common Stock pursuant thereto, would be contrary to applicable law.

     3. WRITTEN NOTICE. Any and all notices provided for herein shall be given in writing and delivered by hand, or sent by registered or certified mail, return receipt requested, with first-class postage prepaid; and such notices shall be addressed: (i) if to the Optionee, to Chairman, HGM III Co., 7701 Forsyth Boulevard, Suite 600, Clayton, Missouri 63105; and (ii) if to the Corporation, to the Secretary of the Corporation at the Corporation's principal business office; or to such other address(es) as the parties hereto shall designate by written notice, furnished to all parties in the manner provided herein. Any notice which is required to be made within a stated period of time shall be considered timely if delivered or mailed before midnight of the last day of such period.

     4. INVALID OR UNENFORCEABLE PROVISIONS. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this

Agreement shall be construed in all respects as if such invalid or unenforceable provision has been omitted.

     5. BENEFIT AND BURDEN. This Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective personal or legal representatives, successors and assigns.

     6. GENDER. The use of any gender herein shall be deemed to be and include the other gender, and the use of the singular herein shall be deemed to be and include the plural (and vice versa), whenever appropriate.


     7. MODIFICATIONS. No change or modification of this Agreement shall be valid unless the same is in writing and signed by both of the parties hereto.
No waiver of any provision of this Agreement shall be valid unless in writing and signed by the party against whom it is sought to be enforced. The failure of any party at any time to insist upon strict performance of any condition, promise, agreement or understanding set forth herein shall not be construed as a waiver or relinquishment of the right to insist upon strict performance of the same or other condition, promise, agreement or understanding at a future time.

     8. ENTIRE AGREEMENT. This Agreement completely restates and replaces the Original Agreement and contains all of the promises, agreements, conditions, understandings, warranties and representations between the parties hereto with respect to the Option. This Agreement is, and is intended by the parties to be, an integration of any and all prior agreements or understandings, oral or written, with respect to the Option.

     9. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the laws of Delaware, without giving effect to such jurisdiction's conflicts of laws principles.

     10. HEADINGS. The headings and other captions in this Agreement are for convenience and reference only and shall not be used in interpreting, construing or enforcing any of the provisions of this Agreement.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the day and year first hereinabove written.

                             UNIQUIP CORPORATION,
                              a Delaware corporation


                             By: /s/ William A. Schmalz
                                ----------------------------
                               Name: William A. Schmalz
                               Title:  Ass't Secy

                             HARBOUR GROUP
                              INVESTMENTS III, L.P.,
                              a Delaware limited partnership

                             By:  Harbour Group III
                                  Management Co., L.P.
                                  General Partner

                             By: HGM III Co.,
                                 General Partner

                               by: /s/ William A. Schmalz
                                  ---------------------------------
                                  William A. Schmalz, Vice Chairman